--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 1998
HIGHLIGHTS
--------------------------------------------------------------------------------
 .  The Fund's second quarter of fiscal 1998 ended April 30, 1998.

 . The Mexican financial markets continued to be adversely affected by the eco-nomic crisis suffered by several Asian countries and the significant decline of international oil prices.

 . During the first quarter of calendar 1998, the Mexican gross domestic prod-uct (GDP) increased 6.6% in real terms.

 . Mexico's inflation rate for the year ended May 31, 1998 registered 14.97%, compared with 21.23% one year earlier.

 .  Interest rates for the 28-day Cetes (treasury bills) ended April 1998 at
   18.08%, compared with 17.33% three months earlier. At the beginning of June, the interest rate paid by 28-day Cetes increased to 20.16%.

 . The rate of exchange of the Mexican peso against the dollar ended this quar-ter at Ps. 8.47, compared with Ps. 8.45 three months earlier. During the first half of June 1998, the rate of exchange increased to levels above Ps.
   9.0 per dollar.

 . The Mexican Stock Exchange (Bolsa) index increased 11.2% during the second fiscal quarter of 1998.

 . During the second fiscal quarter, the Fund's net asset value (NAV) and mar-ket price per share increased 7.6% and 1%, respectively. As a consequence, the Fund's discount increased from 20% to 25%.

 . The total volume of Fund shares traded on all United States consolidated markets during the first half of fiscal 1998 amounted to 29.7 million, com-pared with 50.5 million shares outstanding.

 . The Fund's Board of Directors declared a dividend of 11 cents per share, payable on July 31, 1998, to shareholders of record on June 30, 1998.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

ECONOMIC COMMENTS

 The Mexican economy continued to grow dynamically, though at lower rates than in the recent past. According to preliminary figures published by the Mexican authorities, during the first quarter of calendar 1998, Mexico's GDP increased 6.6% in real terms, slightly lower compared with 7.0% during calendar 1997. During this three-month period, the industrial sector of the economy reported the most dynamic performance, increasing almost 10%, and within this sector, the manufacturing industry grew 10.6% and construction 10.2%. The services sector grew 6.6%, and within this sector, the commerce, restaurant and hotel industry increased 9.5% and transportation 8.7%. However, the primary sector, which includes agriculture, livestock and fishery, declined 6.0%. The adverse climate conditions experienced by Mexico during this period is one of the most important reasons that explain this negative performance. The Mexican authori-ties estimate a GDP growth of around 4.8% for calendar 1998, higher than the 4.3% estimated by several private firms.

 The low levels of international oil prices continued to have a negative im-pact on the Mexican economy. As we discussed in previous reports, the Mexican authorities have taken preventive measures to compensate for lower oil income to maintain healthy public finances and a manageable current account deficit.

 Mexico's inflation rates continued to decline during the Fund's second fiscal quarter, although at a lower pace than in the past. Measured by the increase of the consumer price index (CPI), the annual inflation rate was 14.97% during the twelve-month period ended May 31, 1998, compared with 15.7% during calen-dar 1997. Some currency market pressures , discussed later in this report, have contributed to this slower declining trend. The Mexican authorities esti-mate that the 1998 annual inflation rate will be approximately 12%, while pri-vate firm estimates fluctuate around 14%.

 Interest rates on 28-day Cetes (treasury bills) ended April 1998 at 18.08%, compared with 17.33% three months earlier. In response to the negative effects created by the Asian crisis and the decline of international oil prices, Banco de Mexico (central bank) modified its monetary policy from neutral to restric-tive. Higher interest rates have resulted from this action, and are intended to stimulate investments in domestic credit instruments. At the beginning of June 1998, the interest rate paid by the 28-day Cetes increased to 20.16%.

 The Mexican currency market remained stable during this second quarter of fiscal 1998. The rate of exchange increased from Ps. 8.451 per dollar at the end of January 1998, to Ps. 8.474 at the end of April 1998. However, during the beginning of June, the currencies of emerging markets, including Mexico, significantly declined as a consequence of renewed concerns about the negative effects of the Asian crisis. Additionally, in the case of Mexico, the decline of international oil prices and concerns about the banking system generated additional pressures on financial markets. Consequently, the exchange rate in-creased to levels above Ps. 9.0 per dollar.

 According to preliminary figures published by the Mexican authorities, during the first quarter of calendar 1998, the Mexican current account registered a deficit of $3.5 billion, while the capital account registered a surplus of $4.6 billion. Total exports increased 10.6% to $33.7 billion while total im-ports increased 21.3% to $37.2 billion, which to-

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
gether resulted in a trade balance deficit of $3.5 billion. Foreign investment amounted to $5.07 billion, of which $2.04 billion came in the form of direct foreign investment and $3.03 billion as financial foreign investment. Interest payments for the country's external debt amounted to $3.01 billion. Gross in-ternational reserves during this period increased $1.4 billion to $29.40 bil-lion. Mexican private firms estimate that at the end of calendar 1998, the current account deficit will reach approximately $16 billion, equivalent to around 3.5% of Mexico's GDP.

THE BOLSA AND FUND PERFORMANCE

 During the first five months of calendar 1998 the Bolsa index declined 21%, while the Fund's NAV and market price per share decreased 20% and 23%, respec-tively. These negative figures represent a correction trend that started after the Bolsa index increased 52% during 1997. Adverse domestic and international events, mentioned previously in this report, also contributed to this decline.

 The Fund's investments during the first half of fiscal 1998 continued to be directed to stocks of companies in the domestic sector like cement, housing and entertainment. On the other side, during the same period, the Fund sold several of its investments in the financial, steel and mining sectors. In ad-dition, to comply with diversification requirements, the Fund sold some stocks of companies in the consumer goods sector.

 The Fund's market price and NAV per share ended May 1998 at $15.75 and $21.13, respectively, reflecting a discount of market price to NAV per share of 25%, compared with 20% at the end of January 1998. Fund management believes that one factor that explains the increase of the Fund's market discount is the attractive investment climate offered in the United States and several Eu-ropean markets. During the first five months of calendar 1998, the Dow Jones Industrial Average reached new historical levels and increased 13%. In addi-tion, the Asian crisis has already created financial problems in Russia and this atmosphere has contaminated the investment climate for emerging coun-tries, including Mexico.

 Fund shares continued to register high levels of liquidity during the Fund's second fiscal quarter. During the first half of fiscal 1998, a total of 29.7 million shares were traded on all United States consolidated markets, equiva-lent to almost 60% of the Fund's total number of shares outstanding.

 The Board of Directors of the Fund has recently approved amendments to the By-Laws of the Fund relating to, among other things, the calling of Special Meetings of Shareholders and the presentation of proposals at Shareholder Meetings. The complete text of the Fund's Amended and Restated By-Laws is on file with the Securities and Exchange Commission and is available to the pub-lic.

DECLARATION OF DIVIDEND

 The Fund's Board of Directors has declared a dividend of 11 cents per share to shareholders of record on June 30, 1998, payable on July 31, 1998. This dividend is comprised entirely of net investment income and is not subject to any Mexican withholding tax.

DIVIDEND REINVESTMENT PLAN

 The Fund's Dividend Reinvestment Plan (the Plan) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvest-ment of net investment income and capital gain distributions. UNDER THE TERMS OF

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive distributions in cash. The Plan provides a convenient way to increase your holdings in the Com-mon Stock through the reinvestment of distributions.

 Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

 If your shares are registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the share-holder not participated in the Plan.

 If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

 American Stock Transfer & Trust Company
 Attention: Dividend Reinvestment Department
 40 Wall Street
 New York, NY 10005
 936-5100

COMMUNICATIONS WITH SHAREHOLDERS

 For the benefit of the Fund's shareholders and the investing public, the Fund has created a Web Site that contains, among other information, a daily update of the Fund's NAV per share, market price, discount or premium, and total net asset level. We invite shareholders and individuals interested in information about the Fund to consult the Fund's Web Site at the following Internet ad-dress:

                             WWW.THEMEXICOFUND.COM

 The Adviser prepares a Monthly Summary Report with information relating to the Fund, as well as other indicators of the Mexican economy and the Bolsa. This report is available, free of charge, on the Fund's Web Site, or by mail, if requested by writing to the Adviser at:

  IMPULSORA DEL FONDO MEXICO, SA DE CV.
  77 Aristoteles St., 3rd Floor
  11560, Mexico, D.F.
  MEXICO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Additionally, the Fund has made arrangements to improve communications with Fund shareholders and the investing public through a toll free telephone number and a liaison office. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials available from the Fund. The office will also be able to direct your inquiries regarding other Fund matters to the appropriate firms or individuals. Please refer your information requests to:

 GEORGESON & COMPANY INC.
 Manor Complex--Suite 1300
 564 Forbes Avenue
 Pittsburgh, PA 15219
 (800) 224-4134
Sincerely yours,
/s/ Jose Luis Gomez Pimienta                  /s/ Juan Gallardo T.
----------------------------                  -------------------------
JOSE LUIS GOMEZ PIMIENTA                      JUAN GALLARDO T.
President                                     Chairman of the Board
June 16, 1998.

               THE FUND'S GERMAN DOMESTIC TAX REPRESENTATIVE IS:
                                ARTHUR ANDERSEN
                        Wirtschaftsprufungsgesellschaft
                        Steuerberatungsgesellschaft mbH
                            Mergenthalerallee 10-12
                          65760 Eschborn/Frankfurt/M.
                                 Postfach 53 23
                          65728 Eschborn/Frankfurt/M.
                                    Germany
                             Telefon 06196-99-6264
                             Telefax 06196-99-6419

                            SHAREHOLDER INFORMATION

   Daily NAV and market price for the Fund's shares are available on the Fund's Web site at:
                             WWW.THEMEXICOFUND.COM

   Weekly comparative NAV and market price information about the Fund's shares is published in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the New York Stock Exchange Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   PERCENT
                         SHARES                                         VALUE      OF NET
 INDUSTRIES      DIV      HELD      COMMON STOCK (95.48%)    SERIES    (NOTE 1)    ASSETS
------------------------------------------------------------------------------------------
 CEMENT
  INDUSTRY              7,327,000 Apasco, S.A. de C.V. ...      *   $   49,803,540   4.07%
                   (a) 13,331,958 Cemex, S.A. de C.V. ....    CPO       66,706,988   5.46
                                  Corporacion Moctezuma,
                   (a)  4,840,000  S.A. de C.V. ..........     B2        6,968,138   0.57
                                                                    --------------  -----
                                                                       123,478,666  10.10
------------------------------------------------------------------------------------------
                                  Carso Global Telecom,
 COMMUNICATIONS        10,036,994  S.A. de C.V. ..........     A1       38,494,490   3.15
                   (a)  1,268,200 Grupo Televisa, S.A. ...    CPO       26,040,453   2.13
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V. ..........      A       28,321,926   2.32
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V. ..........      L       28,321,926   2.32
                                                                    --------------  -----
                                                                       121,178,795   9.92
------------------------------------------------------------------------------------------
                                  Consorcio ARA, S.A. de
 CONSTRUCTION      (a)  2,000,000  C.V. ..................      *        9,983,479   0.82
                                  Consorcio Hogar, S.A. de
                   (a)  2,500,000  C.V. ..................      B        3,628,747   0.30
                                  Corporacion Geo, S.A. de
                   (a)  2,000,000  C.V. ..................      B       13,830,540   1.13
                                  Empresas ICA, Sociedad
                                   Controladora, S.A. de
                       10,747,992  C.V. ..................      *       22,297,581   1.82
                                                                    --------------  -----
                                                                        49,740,347   4.07
------------------------------------------------------------------------------------------
                                  Coca-Cola Femsa, S.A. de
 CONSUMER GOODS        10,290,000  C.V. ..................      L       17,655,959   1.44
                                  Pasteleria Francesa,
                   (a)  5,000,000  S.A. de C.V. ..........      *        2,041,539   0.17
                                  Fomento Economico
                                   Mexicano, S.A. de
                        8,000,000  C.V. ..................      B       59,287,232   4.85
                                  Grupo Azucarero Mexico,
                   (a)  2,930,000  S.A. de C.V. ..........      B        1,410,715   0.11
                                  Grupo BAFAR, S.A. de
                   (a)    540,000  C.V. ..................      B          707,340   0.06
                                  Grupo Continental,
                        7,300,000  S.A. ..................      *       27,652,820   2.26
                                  Grupo Industrial Bimbo,
                       31,800,000  S.A de C.V. ...........      A       79,931,555   6.54
                                  Grupo Industrial Maseca,
                       16,000,000  S.A. de C.V. ..........      B       11,555,346   0.95
                                  Grupo Modelo, S.A. de
                        9,053,000  C.V. ..................      C       85,679,797   7.01
                                  Industrias Bachoco, S.A.
                   (a)  1,383,000  de C.V. ...............    UBL        3,247,781   0.27
                        4,944,000 Sistema Argos, S.A. ....      B        5,647,619   0.46
                                                                    --------------  -----
                                                                       294,817,703  24.12
------------------------------------------------------------------------------------------
 FINANCIAL                        Grupo Financiero Banamex
  GROUPS           (a)  4,000,000  Accival, S.A. de C.V. .      B       12,508,851   1.02
                                  Grupo Financiero
                       16,000,000  Bancomer, S.A de C.V. .      B       11,064,432   0.91
                                  Grupo Financiero BBV-
                                   Probursa, S.A. de
                   (a)  4,000,000  C.V. ..................      B          821,336   0.07
                                  Grupo Financiero
                   (a)  4,077,000  Inbursa, S.A. de C.V. .      B       12,460,975   1.02
                                  Grupo Financiero
                                   Inverlat Recovery
                (a)(b)  1,412,500  Trust .................     BC              --    0.00
                                                                    --------------  -----
                                                                        36,855,594   3.02
------------------------------------------------------------------------------------------
 HOLDINGS              10,000,001 Alfa, S.A. de C.V. .....      A       54,637,721   4.47
                                  Corporacion
                                   Interamericana de
                   (a)  3,630,000  Entretenimiento, S.A. .      B       14,136,181   1.16
                        3,492,000 Cydsa, S.A. ............      A        7,129,054   0.58
                        1,789,190 Desc, S.A. de C.V. .....      A       12,457,188   1.02
                        6,506,190 Desc, S.A. de C.V. .....      B       45,299,175   3.70
                                  Grupo Carso, S.A. de
                        8,320,000  C.V. ..................     A1       52,429,549   4.29
                                  Grupo Imsa, S.A. de
                        3,519,000  C.V. ..................    UBC        7,416,726   0.61
                                  Sanluis Corporacion,
                        3,100,000  S.A. de C.V. ..........    CPO       16,462,119   1.35
                        4,496,237 Vitro, S.A. ............      A       16,713,650   1.37
                                                                    --------------  -----
                                                                       226,681,363  18.55
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1998 (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                 PERCENT
                                                                      VALUE      OF NET
 INDUSTRIES     DIV SHARES HELD COMMON STOCK (CONTINUED)   SERIES    (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
 IRON & STEEL                   Altos Hornos de Mexico,
  INDUSTRY      (a)   3,500,000  S.A. de C.V. ..........      *   $    6,013,689   0.49%
                      3,689,000 Hylsamex, S.A. de C.V. .    BCP       16,977,933   1.39
                                Industrias CH, S.A. de
                (a)   1,640,000  C.V. ..................      B        8,109,039   0.66
                                Tubos de Acero de
                (a)   1,011,000  Mexico, S.A. ..........      *       18,611,754   1.53
                                                                  -------------- ------
                                                                      49,712,415   4.07
----------------------------------------------------------------------------------------
 MINING                         Grupo Mexico, S.A. de
  INDUSTRY            7,121,000  C.V. ..................      B       23,109,216   1.89
                                Industrias Penoles, S.A
                      4,000,000  de C.V. ...............      *       16,521,123   1.35
                                                                  -------------- ------
                                                                      39,630,339   3.24
----------------------------------------------------------------------------------------
                                Kimberly-Clark de
 PAPER               21,000,000  Mexico, S.A. de C.V. ..      A      103,215,719   8.45
----------------------------------------------------------------------------------------
                                ACER Computec Latino
 RETAIL TRADE   (a)   2,120,000  America, S.A. de C.V. .      *        1,250,885   0.10
                     16,232,807 Cifra, S.A. de C.V. ....      C       27,622,973   2.26
                     37,723,784 Cifra, S.A. de C.V. ....      V       66,330,468   5.43
                                Controladora Comercial
                                 Mexicana, S.A. de
                     16,300,000  C.V. ..................    UBC       20,197,073   1.65
                (a)   1,747,000 ECE, S.A. de C.V. ......      *        1,933,781   0.16
                                Grupo Corvi, S.A. de
                (a)   3,000,000  C.V. ..................    UBL        1,267,406   0.10
                                                                  -------------- ------
                                                                     118,602,586   9.70
----------------------------------------------------------------------------------------
                                Corporacion Mexicana de
                                 Restaurantes, S.A. de
 SERVICE        (a)   7,822,000  C.V. ..................      B        2,898,405   0.24
----------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                 (Identified Cost--
                                 $553,073,750)..........           1,166,811,932  95.48
----------------------------------------------------------------------------------------
                                                                                 PERCENT
                       FACE       SHORT-TERM SECURITIES               VALUE      OF NET
 SECURITIES            VALUE             (4.05%)                     (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
 REPURCHASE         $49,449,458 Bancomer, S.A., 17.40%,
 AGREEMENTS                      dated 04/30/98, due
                                 05/04/98, repurchase
                                 price $49,545,060
                                 collateralized by Cetes
                                 and Bondes.............          $   49,449,458   4.04%
----------------------------------------------------------------------------------------
                                TOTAL SHORT-TERM
                                 SECURITIES (Identified
                                 Cost--$49,449,458).....              49,449,458   4.04
----------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS
                                 (Identified Cost--
                                 $602,523,208)..........           1,216,261,390  99.52
                                OTHER ASSETS IN EXCESS
                                 OF LIABILITIES.........               5,824,425   0.48
                                                                  -------------- ------
                                NET ASSETS (Equivalent
                                 to $24.20 Per Share on
                                 50,506,925 Shares of
                                 Capital Stock
                                 Outstanding)...........          $1,222,085,815 100.00%
                                                                  -------------- ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (identified cost -- $553,073,750)..  $1,166,811,932
 Short-term securities (identified cost --
   $49,449,458)..................................      49,449,458
                                                   --------------
  Total investments (identified cost --
    $602,523,208)................................                 $1,216,261,390
Receivables from securities sold.................                      4,009,383
Dividends receivable.............................                      2,947,840
Interest receivable..............................                         23,901
                                                                  --------------
  Total assets...................................                  1,223,242,514
                                                                  --------------
LIABILITIES:
 Investment adviser (Notes 2 and 3)..............                        786,190
 Accrued expenses and other liabilities..........                        370,509
                                                                  --------------
  Total liabilities..............................                      1,156,699
                                                                  --------------
NET ASSETS -- Equivalent to $24.20 Per Share on
 50,506,925 shares of capital stock outstanding
 (Note 7)........................................                 $1,222,085,815
                                                                  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends..........................................  $ 8,961,819
 Interest and discount earned.......................    3,900,079
                                                      -----------
 Total income.......................................               $ 12,861,898
Expenses:
 Investment advisory fee (Note 2)...................    3,891,773
 Administrative services (Note 3)...................      175,000
 Trustee fee (Note 4)...............................       47,990
 Value-added taxes (Note 1).........................      627,639
 Printing, distribution and mailing of shareholder
  reports...........................................      137,722
 Legal fees.........................................       91,588
 Directors' fees....................................       72,000
 Directors' expenses................................       13,413
 Accounting and audit fees..........................       51,042
 Custodian fees (Note 5)............................       33,361
 Transfer agent and dividend disbursing fees........       10,500
 Shareholders' information..........................       21,628
 Stock exchange fees................................       17,376
 Miscellaneous......................................      157,534
                                                      -----------
 Operating expenses.................................                  5,348,566
                                                                   ------------
 Net investment income (Note 1).....................                  7,513,332
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales................................   34,970,891
 Cost of securities sold............................   54,675,166
                                                      -----------
 Net realized loss on investments...................  (19,704,275)
 Net realized loss from foreign currency
  transactions......................................   (1,892,033)
                                                      -----------
 Net realized (loss) on investments and foreign
  currency transactions.............................                (21,596,308)
Net increase (decrease) in unrealized gain (loss) on
 investments and translation of assets and
 liabilities in foreign currency:
INVESTMENTS:
 End of period (Note 6).............................  613,738,182
 Beginning of period................................  532,153,219
                                                      -----------
 Net increase in unrealized gain on investments.....   81,584,963
TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN
 CURRENCY:
 End of period......................................   (1,525,227)
 Beginning of period................................   (2,763,362)
                                                      -----------
 Net decrease in unrealized loss on translation of
  assets and liabilities in foreign currency........    1,238,135
                                                      -----------
 Net increase in unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency..........................................                 82,823,098
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................               $ 68,740,122
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                             FOR THE
                                         SIX MONTHS ENDED        FOR THE
                                          APRIL 30, 1998        YEAR ENDED
                                           (UNAUDITED)       OCTOBER 31, 1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income..................   $    7,513,332      $   20,012,313
Net realized (loss) gain on investments
 and foreign currency transactions.....      (21,596,308)         50,449,917
Net increase in unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency...       82,823,098         255,566,988
                                          --------------      --------------
Net increase in net assets resulting
 from operations.......................       68,740,122         326,029,218
Dividends to shareholders from net
 investment income.....................              --          (18,889,938)
Dividends to shareholders from net
 realized gain on investments..........      (29,625,602)           (996,424)
Net increase in capital stock (Note 7).       15,078,787                 --
                                          --------------      --------------
 Total increase in net assets..........       54,193,307         306,142,856
NET ASSETS:
Beginning of period....................    1,167,892,508         861,749,652
                                          --------------      --------------
End of period..........................   $1,222,085,815 (A)  $1,167,892,508 (A)
                                          ==============      ==============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(1,539,324) as of April 30,1998 and $(7,160,623) as of October 31, 1997.

--------------------------------------------------------------------------------

                           FOR THE
                         SIX MONTHS
                            ENDED
                          APRIL 30,              FOR THE YEAR ENDED OCTOBER 31,
THE MEXICO FUND, INC.       1998       ---------------------------------------------------------
FINANCIAL HIGHLIGHTS     (UNAUDITED)      1997       1996      1995         1994         1993
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.... $    23.49    $    17.33  $  13.80  $  33.48    $    28.88   $    24.91
                         ----------    ----------  --------  --------    ----------   ----------
 Net investment income
  (Note 1)..............       0.15**        0.40      0.50      0.59**        0.21**       0.58**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......       1.21**        6.16      3.46    (19.21)**       4.89**       8.77**
                         ----------    ----------  --------  --------    ----------   ----------
Total from investments
 operations.............       1.36**        6.56      3.96    (18.62)**       5.10**       9.35**
                         ----------    ----------  --------  --------    ----------   ----------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....        --          (0.38)    (0.43)      --          (0.27)       (0.49)
 Distributions to common
  shareholders from net
  capital gains.........      (0.60)        (0.02)      --      (0.01)        (0.23)       (2.48)
                         ----------    ----------  --------  --------    ----------   ----------
Total dividends and
 distributions..........      (0.60)        (0.40)    (0.43)    (0.01)        (0.50)       (2.97)
                         ----------    ----------  --------  --------    ----------   ----------
 Tax return of capital..        --            --        --      (0.05)          --           --
                         ----------    ----------  --------  --------    ----------   ----------
 Capital charge
  resulting from
  issuance of fund
  shares................      (0.05)          --        --      (1.00)          --         (2.41)
                         ----------    ----------  --------  --------    ----------   ----------
 Net asset value, end of
  period................ $    24.20    $    23.49  $  17.33  $  13.80    $    33.48   $    28.88
                         ==========    ==========  ========  ========    ==========   ==========
 Market value per share,
  end of period......... $    18.19    $    18.69  $  14.13  $  12.25    $    31.38   $    27.00
                         ==========    ==========  ========  ========    ==========   ==========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............       0.55%       35.03%    18.77%   (60.79%)       15.39%       27.41%
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses...............       0.90%*       0.91%     1.00%     1.14%         0.92%        1.08%
 Net investment income..       1.27%*       1.80%     2.93%     3.24%         0.63%        2.27%
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's)..... $1,222,086    $1,167,893  $861,750  $685,896    $1,248,094   $1,075,948
 Portfolio turnover
  rate..................       0.72%        7.58%     9.57%    10.61%         3.89%        5.14%
 Average Commission Rate
  Paid.................. $   0.0019    $   0.0034  $ 0.0026

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                             (AMOUNTS IN THOUSANDS,
                                            EXCEPT PER SHARE AMOUNTS)
                                    -------------------------------------------
                                       QUARTER ENDED         QUARTER ENDED
                                         04/30/1998            01/31/1998
                                    --------------------- ---------------------
                                      TOTAL     PER SHARE   TOTAL     PER SHARE
                                    ----------  --------- ----------  ---------
Investment Income.................. $    9,851   $ 0.20   $    3,011   $ 0.06
Net Investment Income.............. $    7,240   $ 0.14   $      273   $ 0.01
Net realized loss on investments... $   (3,675)  $(0.07)  $  (16,030)  $(0.32)
Net realized loss from foreign
 currency transactions............. $     (597)  $(0.01)  $   (1,295)  $(0.03)
Net increase (decrease) in
 unrealized gain on investments.... $   82,680   $ 1.64   $   (1,095)  $(0.02)
Net decrease in unrealized loss on
 translation of assets and
 liabilities in foreign currency... $      568   $ 0.01   $      670   $ 0.01
Net asset value.................... $1,222,086   $24.20   $1,135,869   $22.49

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in secu-rities, primarily equity but also fixed income securities, listed on the Mexi-can Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in "Peso (Ps.)" were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at April 30, 1998 was Ps. 8.474 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales and of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions,

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
the difference between the amounts of dividends, interest, and foreign with-holding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks at fis-cal year end, resulting from changes in the exchange rate.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the six months ended April 30, 1998, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid dou-ble taxation signed between Mexico and the United States of America, on spe-cific sources of income. For the six months ended April 30, 1998, the Fund was not subject to Mexican withholding taxes.

 The provision for value-added taxes represents Mexican value-added tax on cer-tain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed until August 31, 1998. The annual fee payable to the Adviser under this agreement is $350,000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this arrangement, effective Octo-ber 5, 1995, Bancomer received an amount denominated in Mexican pesos for three years, subject to a monthly increase linked to the Mexican Consumer Price In-dex, payed monthly on a cumulative basis, which for the period ended March 31, 1998, amounted to $47,990.

 During 1997 and 1998, the Mexican governmental authorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The ter-mination was effective on March 31, 1998.

5. MANDATE AGREEMENT AND MANDATORY PARTY:

 On March 17, 1998, the Board of Directors approved the establishment of a Man-date Agreement. On March 31, 1998, the Fund signed the Mandate Agreement with Bancomer, whereby Bancomer will act as the Mandatory Party, performing certain activities related to the custody of the Fund's securities.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which translates to approximately $56,054 in U.S. dollar amounts.

 Due to the nature of this Agreement, the fees paid to Bancomer are consoli-dated with the custodian fees.

6. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $ 8,454,674
                                                                    -----------
  Total Purchases.................................................. $ 8,454,674
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $34,970,891
                                                                    -----------
  Total Sales...................................................... $34,970,891
                                                                    ===========

 As of April 30, 1998, net unrealized gain on investments in common stocks for Federal income tax purposes aggregated to approximately $614 million, of which approximately $646 million related to appreciated securities and approximately $32 million related to depreciated securities. The aggregate cost of invest-ments in common stocks at April 30, 1998 for Federal income tax purposes was approximately $553 million.

7. CAPITAL STOCK:

 At April 30, 1998, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Company sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
the terms of the amended Plan, Fund shareholders automatically will be en-rolled as participants in the Plan unless they notify the Fund otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore the Company issued 791,018 shares, which amounted to $15,078,787.

 As of April 30, 1998, net assets were comprised of the following:

Common Stock................................................ $   50,506,925
Additional paid-in capital..................................    576,466,300
Accumulated net investment loss.............................     (1,539,324)
Accumulated net realized loss on investments................    (15,561,041)(A)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency..    612,212,955
                                                             --------------
                                                             $1,222,085,815
                                                             ==============

-------

(A) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

 Accumulated net realized (losses) from foreign currency transactions have been netted against un distributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

8. CAPITAL GAINS:

  Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at April 30, 1998 of approximately $19,704,000 expiring in 2006.

9. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of cap-ital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of April 30, 1998, due to the uncertainty regarding its ultimate realization.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

 DIRECTORS:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 OFFICERS:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer

 INVESTMENT ADVISER --
 Impulsora del Fondo Mexico, S.A. de C.V.

 CUSTODIAN --
 Bancomer, S.A.

 TRANSFER AGENT AND REGISTRAR --
 American Stock Transfer & Trust Company

 COUNSEL --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
--------------------------------------------------------------------------------

                        ------------------------------
                        ------------------------------
                        ------------------------------

                      THE MEXICO FUND LOGO APPEARS HERE]


                                  THE MEXICO
                                  FUND, INC.
                                 (Unaudited)
                            ----------------------
                               Semi-Annual Report
                                 April 30, 1998
                        ------------------------------
                        ------------------------------
                            www.themexicofund.com
                        ------------------------------

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